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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in this registration statement on Form S-8 of USinternetworking, Inc. of our report dated August 20, 1998, which appears on page F-29 of the prospectus constituting part of the registration statement on form S-1 (No. 333-95543) dated February 18, 2000.



                                                               [SIG]
                                                    /s/ Bassan & Associados S.C.


Caracas, Venezuela
March 2, 2000